UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
July 13, 2021
Date of Report (Date of earliest event reported)

AZZ Inc.
(Exact name of Registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)
(817) 810-0095
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AZZ	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 13, 2021, the Company held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). The number of shares present at the Annual Meeting was 23,528,506, representing 94.05% of the 25,014,715 shares issued and outstanding and entitled to vote on the record date of May 14, 2021. At the Annual Meeting, upon the recommendation of the Company's Board of Directors, the Company’s shareholders approved four proposals. These proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 1, 2021. The final voting results with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1. Election of nine directors each to serve for a one-year term until the next annual shareholders meeting.

	For	Against	Abstain	Broker Non-Votes

Daniel E. Berce	18,607,356	2,064,831	1,586,649	1,269,670
Paul Eisman	22,042,910	132,550	83,376	1,269,670
Daniel R. Feehan	21,656,164	156,746	445,926	1,269,670
Thomas E. Ferguson	22,060,724	103,702	94,410	1,269,670
Clive A. Grannum	22,089,483	95,270	74,083	1,269,670
Carol R. Jackson	22,069,564	115,603	73,669	1,269,670
Venita McCellon-Allen	22,048,617	140,074	70,145	1,269,670
Ed McGough	22,001,856	130,841	126,139	1,269,670
Steven R. Purvis	22,039,920	105,126	113,790	1,269,670

Proposal 2. Approve, on an advisory basis, the Company’s executive compensation program.

For	Against	Abstain	Broker Non-Votes
21,788,016	450,414	20,406	1,269,670

Proposal 3. Approve, on an advisory basis, the frequency of the Say-On-Pay votes. In consideration of the shareholder votes, the Company will continue to include a vote on the Company's executive compensation program every year, until the next required vote on the frequency of shareholder votes on the compensation of its executive officers, which will be in 2027.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
20,989,582	5,403	1,201,703	62,148	1,269,670

Proposal 4. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2022.

For	Against	Abstain
23,498,238	6,171	24,097

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: July 13, 2021	By: /s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary